Exhibit 10.2
SUCCESSOR BORROWER JOINDER AGREEMENT
This SUCCESSOR BORROWER JOINDER AGREEMENT (this “Agreement”) is made and entered into this June 30, 2021, by and among DIAMONDBACK E&P LLC, a Delaware limited liability company (the “Successor Borrower”), DIAMONDBACK ENERGY, INC., a Delaware corporation (the “Parent Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement (as hereinafter defined).
RECITALS:
WHEREAS, Diamondback O&G LLC, a Delaware limited liability company (the “Predecessor Borrower”), the Parent Guarantor, the Lenders and the Administrative Agent, have entered into that certain Second Amended and Restated Credit Agreement, dated as of November 1, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; each capitalized term used herein but not otherwise defined herein shall have the meaning given such term in the Credit Agreement);
WHEREAS, in connection with the Credit Agreement, the Predecessor Borrower and the Parent Guarantor have entered into that certain Second Amended and Restated Guaranty Agreement, dated as of November 20, 2019 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty Agreement”), in favor of the Administrative Agent for the benefit of the Guaranteed Parties (as defined in the Guaranty Agreement);
WHEREAS, the Successor Borrower and the Predecessor Borrower have entered into that certain Plan and Agreement of Merger Merging Diamondback O&G LLC, a Delaware limited liability company with and into Diamondback E&P LLC, a Delaware limited liability company, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, the Predecessor Borrower is merging with and into the Successor Borrower, with the Successor Borrower as the sole surviving entity (such merger, the “Merger”);
WHEREAS, the Successor Borrower is a direct wholly-owned Subsidiary of the Parent Guarantor;
WHEREAS, pursuant to Section 9.05(c) of the Credit Agreement, the Loan Parties are permitted to consummate the Merger as part of the Permitted Borrower Changeover Transaction, subject to, among other terms and conditions, the Successor Borrower assuming all the obligations (including, without limitation, all of the Indebtedness) of the Predecessor Borrower as the Borrower under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents; and
WHEREAS, the Successor Borrower has agreed to execute and deliver this Agreement in order to comply with the requirements of Section 9.05(c) of the Credit Agreement (including those set forth in the definition of the Permitted Borrower Changeover Transaction) and succeed to, and be substituted for, the Predecessor Borrower as the Borrower under the Credit Agreement.

AGREEMENTS:
In order to comply with the Credit Agreement, the Successor Borrower and the Administrative Agent hereby agree as follows:
1.    Joinder. The Successor Borrower hereby irrevocably, absolutely and unconditionally becomes a party to the Credit Agreement as the Borrower thereunder with the same force and effect as if originally named therein as the Borrower, and agrees to comply with and be bound by the terms, conditions, covenants, obligations, liabilities and undertakings of the Borrower or to which the Borrower is subject under the Credit Agreement and under each other Loan Document to which the Borrower is required to be bound under the Credit Agreement as if such Successor Borrower was an original signatory thereto. The Successor Borrower hereby assumes and agrees to pay and perform all Indebtedness of the Borrower under the Credit Agreement and each of the other Loan Documents. In addition, and without limiting the foregoing, the Successor Borrower hereby irrevocably, absolutely, and unconditionally becomes a party to the Guaranty Agreement and each Note as the Borrower thereunder with the same force and effect as if originally named therein as the Borrower, and agrees to comply with and be bound by the terms, conditions, covenants, obligations, liabilities and undertakings of the Borrower or to which the Borrower is subject under the Guaranty Agreement and each Note, as applicable, as if such Successor Borrower was an original signatory thereto. On and after the effectiveness of this Agreement, each reference to the “Borrower” in the Credit Agreement, the Guaranty Agreement, each Note, and each other Loan Document shall be deemed to refer to the Successor Borrower.
2.    Conditions Precedent. This Agreement shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
(a)    The Administrative Agent shall have received from the Successor Borrower and the Parent Guarantor counterparts of this Agreement signed on behalf of each such Person.
(b)    To the extent reasonably requested by a Lender or the Administrative Agent three (3) Business Days prior to the date hereof, all documentation and other information for purposes of compliance with applicable “know-your-customer” and Anti-Money Laundering Laws, including the USA PATRIOT Act, and the Beneficial Ownership Regulation.
(c)    The Administrative Agent shall have received a favorable written opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Successor Borrower, in form and substance reasonably satisfactory to Administrative Agent.
(d)    The Administrative Agent shall have received a certificate of a Responsible Officer of the Successor Borrower (i) attaching resolutions of the sole member of the Successor Borrower with respect to the authorization of the Successor Borrower to execute and deliver this Agreement and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) setting forth the officers of the Successor Borrower (a) who are authorized to sign this Agreement and the other Loan Documents to which each of the Successor Borrower is a party and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as such party’s representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby, (iii) setting forth specimen signatures of such authorized officers, and (iv) attaching the limited liability company agreement, the certificate formation or other applicable organizational documents of the Successor Borrower, which shall be certified thereby as being true and complete as of the date of such certificate. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Successor Borrower to the contrary.
(e)    The Administrative Agent shall have received a certificate of a Responsible Officer of the Successor Borrower and the Parent Guarantor attaching the Merger Agreement and certifying that such is a true, correct and complete copy thereof (including all exhibits, schedules, annexes and other attachments thereto, all amendments, waivers, modifications and consents related thereto, and all other agreements related thereto).
(f)    The Administrative Agent shall have received an executed Note for each Lender that has a requested a new Note to be executed and delivered from the Successor Borrower prior to the date hereof.
3.    Ratification and Affirmation; Representations and Warranties.
(a)    Each of the Parent Guarantor and the Successor Borrower hereby (1) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including, without limitation, the joinder and assumption of all obligations and liabilities (including, without limitation, all of the Indebtedness) of the Successor Borrower as, and succession and substitution to, the Borrower under each of the Credit Agreement, the Guaranty Agreement, the Notes, and the other Loan Documents) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (2) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.
(b)    The Successor Borrower represents and warrants to the Administrative Agent and the other Secured Parties that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4.    Loan Document. This Agreement is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
5.    Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents embody the entire agreement and understanding between the Administrative Agent and the Successor Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior or contemporaneous agreements of the parties. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
6.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.
7.    Further Assurances. The Successor Borrower agrees to execute, acknowledge, deliver, file and record such further certificated, instruments and documents (including, without limitation, execution and delivery of new Notes by the Successor Borrower upon request of any Lenders), and to do all other acts and things as may be reasonably requested by the Administrative Agent as necessary or advisable to carry out the intents and purposes of this Agreement.
8.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
9.    Notice. All communications and notices hereunder shall (except as otherwise expressly permitted by the Credit Agreement) be in writing and given as provided in Section 12.01 of the Credit Agreement. Pursuant to Section 12.01(c) of the Credit Agreement, all notices and other communications to the Successor Borrower as the Borrower under the Credit Agreement shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
Diamondback E&P LLC
500 West Texas, Suite 1200
Midland, Texas 79701
Attention: Teresa L. Dick, CFO
Telecopy: 405-286-5920
email: tdick@diamondbackenergy.com

10.    Confirmation; No Waiver. The provisions of the Credit Agreement (as amended by this Agreement solely with respect to substitution and succession of the Successor Borrower as the Borrower) shall remain in full force and effect following the effectiveness of this Agreement. On and after the Amendment Effective Date, each reference in the Loan Documents to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to such Loan Document shall mean and be a reference to such Loan Document, as amended by this Agreement (solely with respect to substitution and succession of the Successor Borrower as the Borrower). The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
11.    Expenses. In accordance with Section 12.03 of the Credit Agreement, the Successor Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
[Signature Page Follows]

IN WITNESS WHEREOF, the Successor Borrower and the Administrative Agent have duly executed this Agreement as of the date first above written.

DIAMONDBACK E&P LLC, as the Successor Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Accounting Officer, and Assistant Secretary

Signature Page to
Successor Borrower Joinder Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By: /s/ Michael Real
Name: Michael Real
Title: Managing Director
Signature Page to
Successor Borrower Joinder Agreement